U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

Equus Total Return, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19509	76-0345915
(Commission File Number)	(I.R.S. Employer Identification No.)

2727 Allen Parkway, 13th Floor, Houston, Texas 77019

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (713) 529-0900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 20, 2006, Equus Total Return, Inc. (the “Fund”) issued a press release announcing that L’Sheryl D. Hudson, age 42, was appointed Chief Financial Officer of the Fund effective November 14, 2006, and that James M. Walsh resigned as a Director of the Fund effective November 14, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and the contents thereof are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated November 20, 2006.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUUS TOTAL RETURN, INC.

Dated: November 20, 2006	By:	/s/ James Philip Walters
James Philip Walters Vice President

2